SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   Form 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 15, 2002.
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                 Safe Alternatives Corporation of America, Inc.
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             (Exact name of registrant as specified in its charter)


Florida                              000-21627                   06-1413994
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(State of Incorporation)       (Commission File No.)         (IRS Employer
                                                             Identification No.)


                 440 Main Street, Ridgefield, Connecticut 06877
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               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code:  (203) 438-4918
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         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)      Financial Statements of Businesses Acquired. None.

(b)      Pro Forma Financial Information. None.

(c)      Exhibits.

         16.1 Letter from Green Holman Frenia & Company, L.L.P. dated September 4, 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange ct of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Ridgefield, State of Connecticut on September 10, 2002.


                           Safe Alternatives Corporation of America, Inc.

                           By  /s/ Richard J. Fricke
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                             Richard J. Fricke,
                             President, Chief Executive Officer, Chief Financial Officer and Director